Exhibit 99.1

Vaccinex Announces Signing of Two Multi-Project Deals with Leading Pharmaceutical

Companies Focused on Leveraging Its ActivMAb® Platform

Partnerships will use Vaccinex’s ActivMAb® platform for viral display of complex antigens to enable antibody discovery

ROCHESTER, N.Y., February 19, 2021 — Vaccinex, Inc. (Nasdaq: VCNX), a clinical-stage biotechnology company pioneering a differentiated approach to treating cancer and neurodegenerative disease through the inhibition of SEMA4D, today announced the signing of multi-project deals with two undisclosed prominent pharmaceutical companies. The collaborations will focus on using ActivMAb®, Vaccinex’s antibody discovery and novel viral display platform, for antibody discovery against complex antigens such as GPCRs and ion channels. Financial terms of the deals are undisclosed.

“Our ActivMAb platform has delivered numerous promising antibody-based solutions for complex therapeutic targets, both for our own R&D efforts and those of our partners,” said Ernest Smith, chief scientific officer of Vaccinex. “These two collaboration agreements with prominent pharmaceutical companies underscore ActivMAb’s unique ability to discover promising antibodies against challenging molecules with tangible R&D value. We look forward to working closely with our partners to develop potential treatments specific for such previously hard to drug targets.”

ActivMAb was developed by Vaccinex and is a proprietary mammalian cell-based antibody discovery platform. The technology has multiple applications, including discovery of antibodies specific for complex membrane antigens, discovery of antibodies with optimized developability, and protein optimization for expression and activity. Its novel capabilities enable selection of unique antibody drugs against difficult high-value targets, including multi-pass membrane proteins against which small molecule drugs have demonstrated low efficacy or high toxicity.

About Vaccinex, Inc.

Vaccinex, Inc. is pioneering a differentiated approach to treating neurodegenerative disease through the inhibition of semaphorin 4D (SEMA4D), a key driver of neuroinflammation. The company’s lead drug candidate, pepinemab, blocks SEMA4D and has potential as a disease-modifying treatment for Huntington’s, Alzheimer’s and other neurodegenerative diseases. Beyond neurology, Vaccinex believes that, in combination with checkpoint inhibitors, pepinemab has potential to increase objective responses in oncology. The company additionally intends to leverage its proprietary drug discovery platform, ActivMAb®, to create opportunities for future pipeline expansion and strategic collaborations.

Forward Looking Statements

To the extent that statements contained in this press release are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “potential,” “advance,” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements in this press release include, among others, statements about the expected timing and results of our ongoing and future clinical trials and our expectations regarding the potential benefits, activity and effectiveness of our product candidates. Forward-looking statements may involve substantial risks and uncertainties that could cause our research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, uncertainties related to regulatory approval, our history of operating losses and need to raise additional capital to continue as a going concern, risks related to our indebtedness, risks related to our dependence on our lead product candidate, pepinemab, the impact of the COVID-19 pandemic, and other matters that could affect our development plans or the commercial potential of our product candidates. Except as required by law, we assume no obligation to update these forward-looking statements. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in our Form 10-K filed with the SEC on March 9, 2020 and subsequent periodic reports.

Investor Contact

Jeremy Feffer

LifeSci Advisors, LLC

212-915-2568

jeremy@lifesciadvisors.com

Media Contact

Cait Williamson, Ph.D.

LifeSci Communications, LLC

646-751-4366

cait@lifescicomms.com